Exhibit 4.1

COMMON STOCK CUSIP XXXXXX XX X PAR VALUE $0.01 PER SHARE CENTURY COMMUNITIES CERTIFICATE NUMBER SHARES Century Communities, Inc. Incorporated Under the Laws of the State of Delaware on April 30, 2013 THIS CERTIFIES THAT is the registered holder of FULLY-PAID AND NGN-ASSESSABLE SHARES OF COMMON STOCK OF CENTURY COMMUNITIES, INC. (the “Corporation”), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation and the Bylaws of the Corporation and any amendments thereto, a copy of each is on file at the office of the Corporation and made a part hereof as fully as though the provisions of said Certificate of Incorporation and Bylaws were imprinted in full on this certificate, to all of which the holder of this Certificate, by acceptance hereof, assents and agrees to be bound. IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this day of, 20. Countersigned and Registered: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC as the transfer agent and registrar. President By: AUTHORIZED SIGNATURE Secretary

The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to the applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian (Cust) (Minor) TENENT - as tenants by the entireties under Uniform Gifts to Minors Act , (State) JT TEN - as joint tenants with right UNIF TRF MIN ACT Custodian (until age ‘ ) of survivor and not as (Cust) tenants in common V under Uniform Transfers to Minors Act (Minor) (State) Additional abbreviations may also be used though not in the above list. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE CORPORATION, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE CORPORATION AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE CORPORATION A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, hereby sell, assign and transfer unto (PLEASE PRINT OR TYPEWRITE NAME~AND 7 ZIP CODE, OF ASSIGNEE) Shares of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Signature(s) Guaranteed: Medallion Guarantee Stamp Signature: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE Signature - GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.